SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)             March 26, 2002
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


            Delaware                    000-25015                84-1127336
--------------------------------------------------------------------------------
  (State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)             file number)           Identification No.)


975 Weiland Road, Buffalo Grove, Illinois                         60089
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (zip code)




Registrant's telephone number, including area code           (847) 229-8200
                                                  ------------------------------




                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.           Disposition of Assets.
                  ---------------------

                  On March 26, 2002, Worldport Communications, Inc. (the "Company") announced that the Company's Board of Directors had made the decision that it would make no further investment in the operations of its U.K. subsidiaries, Hostmark World Limited and Hostmark U.K. Limited, which had operated the Company's Managed Hosting Services business in the United Kingdom. Both Hostmark subsidiaries have filed a petition for Administration under the United Kingdom Insolvency Act and an Administrator has been appointed. It is anticipated that the Administrator will attempt to either reorganize, find new investors for, sell or liquidate the Hostmark businesses for the benefit of their creditors.

                  As a result of these actions and the Company's asset sales and facility closures announced in November and December of 2001, the Company no longer has active business operations. After completing the shutdown of its subsidiaries and satisfying the related parent company liabilities, the Company anticipates that it will operate with a minimal headquarters staff while it determines how to use its remaining cash resources. Among the alternative that the Company may consider is the pursuit of acquisition and investment opportunities or a liquidation of the Company.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(a)  Financial statements of business acquired.

         Not applicable.

(b)  Pro forma financial information.

         Introduction

         Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2001

         Pro Forma Consolidated Balance Sheet at December 31, 2001

(c)  Exhibits.

         Not applicable.

                         WORLDPORT COMMUNICATIONS, INC.
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


On March 26, 2002, Worldport Communications, Inc. (the "Company") announced that the Company's Board of Directors had made the decision that it would make no further investment in the operations of its U.K. subsidiaries, Hostmark World Limited and Hostmark U.K. Limited, which had operated the Company's Managed Hosting Services business in the United Kingdom. Both Hostmark subsidiaries have filed a petition for Administration under the United Kingdom Insolvency Act and an Administrator has been appointed. It is anticipated that the Administrator will attempt to either reorganize, find new investors for, sell or liquidate the Hostmark businesses for the benefit of their creditors.

As a result of these actions and the Company's asset sales and facility closures announced in November and December of 2001, the Company no longer has active business operations. After completing the shutdown of its subsidiaries and satisfying the related parent company liabilities, the Company anticipates that it will operate with a minimal headquarters staff while it determines how to use its remaining cash resources. Among the alternative that the Company may consider is the pursuit of acquisition and investment opportunities or a liquidation of the Company.

The accompanying pro forma financial statements have been prepared for the following events:

     0    The shutdown of the Company's Managed Hosting business through:
          o the November 2001 decision to cease operations at its Dublin, Ireland data center,
          o the December 2001 sale of the assets and certain liabilities of its Stockholm, Sweden data center,
          o the December 2001 placement of its German hosting subsidiary into receivership under German law, and
          o the March 2002 placement of its U.K. hosting subsidiaries into Administration under the United Kingdom Insolvency Act.

     0 The December 2001 disposal of the Company's Professional Services business.

     0 The October 2001 sale of the Company's remaining carrier business, Telenational Communications, Inc.

The following pro forma consolidated statement of operations for the year ended December 31, 2001 give effect to these transactions as if they had been completed on January 1, 2001. The pro forma consolidated balance sheet as of December 31, 2001 gives effect to these transactions as if they had been completed on December 31, 2001.

The Company believes that the assumptions used in the pro forma consolidated financial statements provide a reasonable basis on which to present such statements. The pro forma consolidated financial statements are provided for information purposes only and should not be construed to be indicative of the Company's results of operations or financial position had the acquisition been consummated on or as of the date assumed, and are not intended to project the Company's results of operations or its financial position for any future period or as of any future date. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.


                         WORLDPORT COMMUNICATIONS, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2001


                                                                                          Pro forma            Pro forma
 (Amounts in thousands, except per share data)                            Historical     Adjustments          Consolidated
                                                                          ----------     -----------          ------------


 Revenue                                                                      $  7,305      $  (7,305)   (1)         $     -
 Cost of services                                                               22,090        (22,090)   (1)               -
                                                                           -----------      ---------             ----------


      Gross profit                                                             (14,785)        14,785                      -

 Selling, general and administrative expenses                                   26,996        (22,906)   (1)           4,090
 Restructuring costs                                                           101,460         10,000    (2)         111,460
 Depreciation & amortization                                                    11,287        (11,081)   (1)             206
 Asset impairment                                                                2,490         10,711    (3)          13,201
                                                                            -----------      ---------             ----------


      Operating income (loss)                                                 (157,018)        28,061               (128,957)

 Interest income                                                                 4,722           (106)   (1)           4,616
 Interest expense                                                                 (534)             -                   (534)
 Loss on sale of assets                                                         (6,188)             -                 (6,188)
 Other income                                                                      869           (141)   (1)             728
                                                                           -----------      ---------             ----------


     Income (loss) from continuing operations before income taxes             (158,149)        27,814               (130,335)


 Income tax provision (benefit)                                                (47,328)         4,979                (42,349)
                                                                           -----------      ---------             ----------


      Net income (loss) from continuing operations                            (110,821)        22,835              (87,986)


 Loss from discontinued operations, net of tax                                 (15,442)        15,442  (1,3)              -
 Gain on disposal of discontinued operations, net of tax                         4,620         (4,620)   (1)              -
                                                                           -----------      ---------             ----------

     Net income (loss)                                                     $  (121,643)     $  33,657            $   (87,986)
                                                                           ============     ==========           ==========

Net loss per share from continuing operations:
    Basic                                                                  $     (2.97)                           $    (2.35)
                                                                           ===========                            ==========
    Diluted                                                                $     (2.97)                           $    (2.35)
                                                                           ===========                            ==========

Net loss per share:
    Basic                                                                  $     (3.25)                           $    (2.35)
                                                                           ===========                            ==========
    Diluted                                                                $     (3.25)                           $    (2.35)
                                                                           ===========                            ==========

Shares used in net loss per share calculation:

   Basic                                                                        37,372              -                 37,372

       Convertible preferred stock                                                   -              -                     -
       Warrants                                                                      -              -                     -
       Options                                                                       -              -                     -
                                                                           -----------      ---------             ----------
   Diluted                                                                      37,372              -                 37,372
                                                                           ===========      ---------             ==========





                         WORLDPORT COMMUNICATIONS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             As of December 31, 2001


                                                                               Pro forma                Pro forma
 (Dollars in thousands)                                       Historical      Adjustments              Consolidated
                                                              ----------      -----------              ------------


 Cash and cash equivalents                                       $  61,475        $  (1,250)    (4)         $  60,225
 Marketable securities                                              10,759                -                    10,759
 Accounts receivable, net                                               89              (89)    (4)                 -
 VAT receivable                                                        815             (282)    (4)               533
 Income tax receivable                                              50,709                -                    50,709
 Other current assets                                                2,326             (319)    (4)             2,007
                                                                ----------        ----------                ---------

         Total current assets                                      126,173           (1,940)                  124,233

 Property and equipment, net                                         5,666           (1,205)    (4)             4,461
 Other assets                                                        1,722           (1,032)    (4)               690
                                                                ----------        ----------                ---------

     Total Assets                                               $  133,561        $  (4,177)               $  129,384
                                                                ==========        ==========               =========


 Accounts payable                                               $    9,938        $       -                $    9,938
 Accrued expenses                                                   21,286            5,823   (2,4)            27,109
 Current portion of obligations under capital leases                 4,335                -                     4,335
 Other current liabilities                                           2,543                -                     2,543

         Total current liabilities                                  38,102            5,823                    43,925


 Long-term obligations under capital lease                           3,433                -                     3,433
                                                                ----------        ----------                ---------


         Total liabilities                                          41,535            5,823                    47,358

 Undesignated preferred stock                                            -                -                         -
 Series A convertible preferred stock                                    -                -                         -
 Series B convertible preferred stock                                    -                -                         -
 Series C convertible preferred stock                                    -                -                         -
 Series D convertible preferred stock                                    -                -                         -
 Series E convertible preferred stock                                    -                -                         -
 Series G convertible preferred stock                                    -                -                         -
 Common stock                                                            4                -                         4
 Warrants                                                            2,611                -                     2,611
 Additional paid-in capital                                        187,213                -                   187,213
 Accumulated other comprehensive loss                               (1,938)               -                    (1,938)
 Accumulated deficit                                               (95,864)         (10,000)    (2)          (105,864)
                                                                ----------        ----------                ---------

         Total stockholders' equity (deficit)                       92,026          (10,000)                   82,026
                                                                ----------        ----------                ---------

     Total Liabilities and Stockholders' Equity (Deficit)       $  133,561        $  (4,177)                $ 129,384
                                                                ==========        ==========                =========


                         WORLDPORT COMMUNICATIONS, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(1) Adjustment to reflect the elimination of the operating revenues and expenses of the closed or sold entities as if these transactions had occurred on January 1, 2001.

(2) Adjustment to reflect a restructuring charge relating to the actions taken in the U.K. in March 2002. The Company preliminarily estimates that this charge will be approximately $10 million, consisting of approximately $8 million in facility exit costs, approximately $0.5 million in bandwidth termination costs, and approximately $1.5 million in other related costs.

(3) Adjustment represents the reclass of an asset impairment charge from discontinued operations to continuing operations. This asset impairment charge was originally recorded in the third quarter of 2001 in connection with the write off of goodwill relating to the Company's VIS-able subsidiaries. The VIS-able subsidiaries were reflected as discontinued operations on the Company's historical financial statements. The pro forma financial statements assume that this asset impairment charge was recorded on January 1, 2001.

(4) Adjustment to reclass the assets and liabilities of Hostmark World Limited and Hostmark U.K. Limited that are held in Administration into a net liability reflected in Accrued Expenses. The assets and liabilities of the Company's subsidiaries which are not currently held in Administration (or similar proceedings) have not been reclassified.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  April 10, 2002                         WORLDPORT COMMUNICATIONS, INC.


                                              By:      /s/ Kathleen A. Cote
                                                   -----------------------------
                                              Name:  Kathleen A. Cote
                                              Title:  Chief Executive Officer